Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

December 29, 2011

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:	Legg Mason Partners Institutional Trust

(filing relates to Western Asset Institutional Liquid Reserves, Western Asset Institutional Cash Reserves, Western Asset Institutional U.S. Treasury Reserves and Western Asset Institutional Tax Free Reserves (the “Funds”))

(File Nos. 33-49552 and 811-6740)

Ladies and Gentlemen:

On behalf of Legg Mason Partners Institutional Trust, a Maryland statutory trust (the “Trust”), we hereby certify pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the “1933 Act”), that the forms of the Prospectuses (other than the Prospectuses referenced in the following paragraph) and the Statement of Additional Information relating to the Funds that would have been filed by the Trust pursuant to Rule 497(c) under the 1933 Act upon the effectiveness of Post-Effective Amendment No. 71 to the Trust’s Registration Statement on Form N-1A (the “Amendment”) would not have differed from those contained in the Amendment. The Amendment, which was filed via the EDGAR system on December 13, 2011 and became effective on December 29, 2011, is the most recent amendment to the Trust’s Registration Statement.

In addition, we are hereby filing, pursuant to the requirements of Rule 497(c) under the 1933 Act, the Prospectuses relating to Western Asset Institutional Cash Reserves with respect to its Class L shares, Class S shares and Premium Shares. Pursuant to the requirements of Rule 497(g), the paragraph of Rule 497 under which this filing is made and the file number of the Trust’s Registration Statement are noted on each of these Prospectuses.

Please call Matthew Prasse at (617) 951-8693 or the undersigned at (617) 951-8381 with any comments or questions relating to the filing.

Sincerely,

/s/ Mari A. Wilson

Mari A. Wilson